SIGNIFICANT TRANSACTIONS	12 Months Ended
Dec. 31, 2020
SIGNIFICANT TRANSACTIONS
SIGNIFICANT TRANSACTIONS

2            SIGNIFICANT TRANSACTIONS

a)	Main acquisitions, incorporations and mergers
i)	Acquisitions during the year 2019

Banco Compartir S.A.-

On June 28, 2019, Credicorp, through its Subsidiary Credicorp Holding Colombia S.A.S., signed an agreement with the majority shareholders of Banco Compartir S.A. (hereinafter “Bancompartir”) to acquire 74.49 percent of its share capital. Subsequently, as part of the initial agreement, in July 2019, Credicorp Holding Colombia S.A.S. signed agreements with minority shareholders to additionally acquire 2.97 percent of the share capital of Bancompartir.

Bancompartir is a financial institution incorporated in Colombia to operate as banking stablishment, with the objective of carrying out all the businesses, operations, acts and contracts authorized by law and by the Superintendency of Banks Colombia (SFC from spanish acronym, banking regulator of Colombia).

The acquisition of Bancompartir was approved by the Superintendency of Banks Colombia Insurance through document N°2019120112-000-000, dated in November 12, 2019.

Credicorp Holding Colombia S.A.S. paid a total of COP265,251.7 million (equivalent to S/255.7 million) for the acquisition of 77.46 percent of the share capital of Bancompartir, effective December 1, 2019.

Ultraserfinco S.A. and Subsidiaries -

On November 1, 2019, Credicorp through its Subsidiaries Credicorp Holding Colombia S.A.S. and Credicorp Capital Fiduciaria S.A., acquired 84.20 percent and 15.80 percent, respectively, of the capital stock of Ultraserfinco S.A. (a company incorporated in Colombia in 1991 and oriented to provide services related to the purchase and sale of securities), for approximately COP118,251 million (equivalent to S/116.8 million) and COP22,312 million (equivalent to S/22.1 million), respectively.

The acquisition of Ultraserfinco includes its subsidiaries Ultra Holdings Group Inc.; Ultralat Group Inc.; Ultralat Capital Market Inc. and Ultralat Investment Advisor; which have as economic goal to administer investment funds and carry out stock operations in the country in which they operate.

The transaction was approved by the Superintendencia Financiera of Securities and Insurance through document N° 2019052313-000-000 dated October 22, 2019, the effective date of the acquisition was in November 1, 2019.

Multicaja Prepago S.A. and Tenpo SpA -

On March 27, 2019, Credicorp through its subsidiary Krealo SpA (an entity incorporated in Chile on January 2019), suscribed an agreement with Multicaja S.A. in order to acquire the 100.0 percent of the equity of Multicaja Prepago S.A. for approximately US$6.1 million equivalent to S/19.6 million, and Tenpo SpA for approximately US$12.5 million, equivalent to S/41.1 million.

Multicaja Prepago S.A., is a chilean company oriented exclusively to the issuance of non-bank payment cards with provision of funds and other necessary activities, which are authorized by the Comisión para el Mercado Financiero- CMF (before “Superintendencia de Bancos e Instituciones Financieras”, the Chilean Banking Supervisor- SBIF from spanish acronym).

The acquisition of Multicaja Prepago was approved by the SBIF through the document N°218999 on May 28, 2019.

Tenpo SpA, is a Chilean company oriented to develop information systems and data processing; as well as the development of activities related to the commercialization or distribution of digital and computer products and services. The acquisition of this entity does not required the approval of the Chilean Banking Supervisor.

The acquisition of these entities was effective in July 1, 2019.

Compañía Incubadora de Soluciones Móviles S.A.C. -

On January 2019, Credicorp through its subsidiary Grupo Crédito S.A. (hereinafter “Grupo Crédito”) acquired the 100.00 percent of the capital stock of Compañía Incubadora de Soluciones Móviles S.A. (hereinafter “Culqi”), an entity incorporated in Peru, oriented to the development and operation of a platform online payment methods for approximately US$4.0 million (equivalent to S/13.3 million).

At the date of acquisition, the book value and fair value of the identified assets and liabilities of the entities purchased were the following:

	Book value					Fair value adjustments					Fair value recognized on acquisition

		Ultraserfinco					Ultraserfinco					Ultraserfinco				Total fair value
		and					and					and				recognized on
	Bancompartir	Subsidiaries	Multicaja	Tenpo	Culqi	Bancompartir	Subsidiaries	Multicaja	Tenpo	Culqi	Bancompartir	Subsidiaries	Multicaja	Tenpo	Culqi	acquisition
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)

Assets
Cash	30,985	55,160	3,633	1,938	1,016	—	—	—	—	—	30,985	55,160	3,633	1,938	1,016	92,732
Investments	153,188	24,739	—	—	—	—	—	—	—	—	153,188	24,739	—	—	—	177,927
Loans, net	706,621	—	—	—	—	(54,765)	—	—	—	—	651,856	—	—	—	—	651,856
Right-of-use assets, net	6,578	5,206	—	—	—	—	—	—	—	—	6,578	5,206	—	—	—	11,784
Property, furniture and equipment, net, Note 10(a)	5,969	3,385	34	112	32	374	688	—	—	—	6,343	4,073	34	112	32	10,594
Intangible, Note 11
Software and licenses	60,450	—	—	—	2	—	—	2,647	4,640	8,322	60,450	—	2,647	4,640	8,324	76,061
Brand "Culqi"	—	—	—	—	—	—	—	—	—	1,164	—	—	—	—	1,164	1,164
Brand "Recarga"	—	—	—	—	—	—	—	—	2,790	—	—	—	—	2,790	—	2,790
Client relationships	—	—	—	—	—	—	13,376	—	2,536	2,550	—	13,376	—	2,536	2,550	18,462
PayPal Contract	—	—	—	—	—	—	—	—	7,504	—	—	—	—	7,504	—	7,504
Fund manager contract	—	—	—	—	—	—	4,298	—	—	—	—	4,298	—	—	—	4,298
Anti-competition contract	—	—	—	—	—	5,454	7,291	—	—	—	5,454	7,291	—	—	—	12,745
Deferred tax assets	—	—	—	—	—	18,242	—	—	—	541	18,242	—	—	—	541	18,783
Other assets	58,557	17,784	17	1,204	1,100	—	—	—	—	(400)	58,557	17,784	17	1,204	700	78,262

Liabilities
Deposits and obligations	794,893	—	—	—	—	—	—	—	—	—	794,893	—	—	—	—	794,893
Due to banks and correspondents	50,659	—	—	—	—	—	—	—	—	—	50,659	—	—	—	—	50,659
Lease liabilities	6,874	5,680	—	—	—	—	—	—	—	—	6,874	5,680	—	—	—	12,554
Deferred tax liabilities	139	—	—	—	—	1,895	7,924	715	4,717	3,550	2,034	7,924	715	4,717	3,550	18,940
Other liabilities	16,101	24,041	192	142	955	—	—	—	—	—	16,101	24,041	192	142	955	41,431

Total net assets identified at fair value	153,682	76,553	3,492	3,112	1,195	(32,590)	17,729	1,932	12,753	8,627	121,092	94,282	5,424	15,865	9,822	246,485

Non-controlling interest											(56,689)	—	—	—	—	(56,689)

Goodwill arising on acquisition											188,271	44,628	14,182	25,260	3,518	275,859

Total purchase consideration											252,674	138,910	19,606	41,125	13,340	465,655

All purchases were recorded using the purchase method, as required by the IFRS 3 “Business combinations”, applicable on the date of the transaction. Assets and liabilities were recorded at their estimated market values at the acquisition dates, including intangible assets identified not recorded in the financial statements of each entity.

The acquisition costs incurred by Bancompartir and Ultraserfinco and Subsidiaries amounted to approximately COP 2,040.2 million equivalent to S/2.0 million, acquisition costs incurred by Multicaja and Tenpo amounted to CLP 50.6 million equivalent to approximately S/0.2 million and the acquisition costs of Culqi amounted to S/0.1 million. Also, these costs were recorded in the “Administrative expenses” section of the consolidated statement of income.

The Group chose to measure the uncontrolled interests held in Bancompartir at fair value, which were estimated considering the consideration paid.

The fair values of the intangible assets identified at the acquisition date were determined using the income approach, based on the present value of earnings attributable to the asset or costs avoided as a result of being the owner of the asset. Under this approach, the fair value of intangible assets is determined through the future cash flow methodology discounted using the rate of return that considers the relative risk of getting cash flows and the value of money over time.

The following methods, based on the income approach, were used by the Management of Credicorp, to estimate the fair values of the intangible assets identified at the acquisition date.

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For the valuation of the intangible acquired by the anti-competition contract, the Management used the “With-or-without” method, which estimates the fair value of intangible assets comparing with the cash flows generated by the entity, including the intangible asset against cash flows generated by the company excluding said intangible asset.

-

For the software valuation was applied the method “Replacement cost to new”, which estimates the costs that should be incurred to acquire or build an asset with similar characteristics, capacity and functionalities.

-

The “Relief from Royalties” method was applied for brand valuation, which estimates the cash flows that the company saves for the payment of royalties that it would make if it did not count with a brand of its own.

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For the valuation of the intangible asset of the Client relationship was used the method of “Multi-Period Excess Earnings Method (MEEM)”, which estimates the residual cash flow of the intangible asset after discounting returns for all assets that contribute to the flow.

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For the valuation of the intangible asset of the fund manager contracts was used the method of “Multi-Period Excess Earnings Method (MEEM)”, which estimates the residual cash flow of the intangible asset after discounting returns for all assets that contribute to the flow.

-

For the valuation of the intangible asset of the PayPal contract was used the method of “Multi-Period Excess Earnings Method (MEEM)”, which estimates the residual cash flow of the intangible asset after discounting returns for all assets that contribute to the flow.

In Management’s opinion, those methods are generally accepted for the valuation of intangible assets identified in business combination processes.

From the effective date of acquisition (December 1, 2019) until December 31, 2019, Bancompartir contribution’s in interest and similar income amounted to approximately S/16.5 million. If the combination had taken place at the beginning of the year, the similar interests and income of the Group would have amounted to approximately S/198.7 million (an increase of S/182.2 million). The income of the other acquired companies is inmaterial for the consolidated financial statements of the Group. Also, for the year 2019, the profit (loss) before taxes of acquired companies  are immaterial for consolidated financial statements of the Group.

ii)   Merger by absorption between Credicorp Capital Colombia S.A. and Ultraserfinco S.A. -

At the General Shareholders’ Meeting - Extraordinary Meeting held on January 13, 2020, the shareholders of Credicorp Capital Colombia S.A. approved the legal merger of Ultraserfinco S.A. This operation was authorized by the Superintendency of Colombian Bank through Resolution N°0421 of April 24, 2020. Also, on June 27, 2020, Credicorp Capital Colombia S.A. (absorbing entity) acquired all the assets, liabilities, rights and obligations of Ultraserfinco S.A. (absorbed entity).

This transaction has not generated a significant impact on the Group’s consolidated financial statements.

iii)   Merger by absorption between Banco Compartir S.A. and Edyficar S.A.S. –

At the General Shareholders’ Meeting - Extraordinary Meeting held on August 03, 2020, the shareholders of Banco Compartir S.A. approved the legal merger of Edyficar S.A.S. This operation was authorized by the Superintendency of Colombian Bank through Resolution N°756 of August 26, 2020. Also, October 30,2020, Banco Compartir S.A. (absorbing entity) acquired all the assets, liabilities, rights and obligations of Edyficar S.A.S. (absorbed entity). Likewise, both entities agreed that, from the date of the merger, the legal name of the new merged entity will be “Mibanco - Banco de la Microempresa de Colombia S.A.”.

This transaction has not generated a significant impact on the Group’s consolidated financial statements.

b)   The outbreak of the new coronavirus (hereinafter “COVID-19”).

The COVID-19 outbreak, which was first reported in Wuhan, China, in late year 2019 forced governments globally to take important measures to mitigate the spread of the disease, such as the closure of international borders, severe mobilization restrictions and quarantines. As a result, the Global Gross Domestic Product (GDP; and PBI, by its initials in Spanish) contracted severely in 2020 and the economies in which Credicorp operates (mainly Peru, Chile, Colombia, Bolivia and Panama) were severely affected.

The main measures taken by the governments of the countries in which Credicorp operates consisted of emergency declarations, mobilization restrictions, quarantines and border closures, which have later been modified to selective quarantines in most cases. During the second semester of 2020, the economies of these countries began their reopening processes in phases or stages, but due to the increase in cases that have occurred at the end of 2020, restrictive movement measures have been imposed by risk areas that extend until the date of issuance of this report.

The economies of the countries in which the Group mainly operates have shown signs of recovery and vaccinations began on December 24, 2020 in Chile, January 2021 in Panama and Bolivia, on February 9, 2021 in Peru and February 17, 2021 in Colombia.

Panama

i)     Government measures to counteract negative effects of the pandemic -

The government adopted fiscal and macro-financial measures such as spending on social and health programs aimed at supporting SMEs and implemented tax relief measures. The Superintendency of Banks of Panama (SBP) allowed banks to use accumulated dynamic provisioning to absorb the impact of credit losses, allowed banks to undertake voluntary loan restructurings with distressed borrowers, and requested banks not to charge interest on unpaid interest.

ii)    Effects of the pandemic on the economy-

In May 2020, at the worst moment of the pandemic, GDP fell 31.0 percent “compared to the previous year” (hereinafter, “y/y”) due to the importance of the services sector, which represents more than 75.0 percent GDP, and its dependence on external demand. Its recovery has been taking place at a slower pace than its peers, with a fall in GDP of 17.9 percent y/y in December 2020.

In February 2021, Panama’s credit rating was downgraded to one notch above investment grade by Fitch (BBB-) to reflect a significant deterioration of public finances with the fiscal deficit reaching 10.1% of GDP

Bolivia

i)     Government measures to counteract negative effects of the pandemic -

The Bolivian government announced fiscal and monetary measures such as payments for the unemployed and families with children, coverage of basic services, loans to companies to cover the payment of wages, a microcredit support program, a bonus against hunger, the enactment of a tax on Large Fortunes Law and the Refund of the Value Added Tax (VAT). The Central Bank injected liquidity to the local market and; in relation to measures that affect the financial system, the renewal of the deferral of the payment of bank loans and interest was approved until July 2021 (clients have not been paying capital or interest since March 2020). On the other hand, banks and financial companies must pay an additional 25.0 percent tax on profits if the ROE (Retorn on Equity) exceeds 6.0. Likewise, in December 2020, the capitalization of 100.0 percent of the net profits obtained by banks and financial entities was approved, with the aim of strengthening the financial system and expanding credit.

ii)    Effects of the pandemic on the economy-

The economy sank 26.6 percent y/y in April, the largest recorded contraction of the Global Index of Economic Activity (IGAE, by its acronym in Spanish) in recent times. The recovery began in the second quarter of 2020 with the rise in commodity prices and some normalization in gas-related activities. The 2020 is estimated to have closed with a GDP of (7.9) percent.

In September, Fitch and Moody’s lowered Bolivia’s long-term foreign currency rating from B + to B due to deteriorating growth prospects and the country’s public finances amid acute political tensions.

Colombia

i)     Government measures to counteract negative effects of the pandemic -

The Colombian government gradually implemented a series of measures such as salary subsidies, deferral of the payment of business income tax, and social security payments. In addition, a credit program for companies equivalent to 8.0 points per capita of GDP was launched. On the other hand, the Central Bank has injected about 1.4 percent of GDP to provide liquidity in the local market and cut the benchmark rate by 250 basis points to 1.75 percent, a new low. In relation to the financial system, grace periods and credit restructuring were given for natural and legal people.

ii)    Effects of the pandemic on the economy -

In April, the recession reached its lowest point with a contraction of 20.1 percent y/y according to the Economic Activity Index (IMACO, by its acronym in Spanish) and from there the recovery began and closed the year 2020 with a contraction of the GDP of 6.8 percent.

Colombia faces the possible loss of investment grade. Fitch downgraded the long-term foreign currency rating from BBB to BBB- with a negative outlook in April. S&P also downgraded the outlook to negative in March with a BBB- rating when the pandemic began. Finally, in December, Moody’s also changed the outlook from stable to negative, ratifying the rating at Baa2. The decision was based on a strong deterioration of multiple debt indicators during 2020, although they expect a fiscal consolidation from 2022 as a result of the new tax reform that will be discussed in the first half of 2021.

Chile

i)     Government measures to counteract negative effects of the pandemic -

The Chilean government announced three fiscal stimulus packages that represent 12.0 percent of GDP, with measures mainly focused on protecting jobs and income for low- and middle-income families, as well as SMEs. The Ministry of Finance also announced an expansion of the Fund of Guarantee for Small businesses (FOGAPE, by its acronym in Spanish) to temporarily include medium and large companies. The Central Bank of Chile (BCCh, by its initials in Spanish) reduced its interest rate in 125 basis points accumulated to 0.5 percent and adopted unconventional measures such as the purchase of bank and government bonds, as well as the introduction of a new financing program for banks conditional to increased credit. Additionally, two withdrawals of 10.0 percent of the individual pension fund accounts were approved.

ii)    Effects of the pandemic on the economy -

The economic impact of the pandemic is unprecedented in Chile. The economy hit its lowest point in May with a contraction of 15.5 percent y/y and has since recovered. At the end of 2020 the GDP closed at (5.9) percent. Commerce and industry continue to lead the gradual recovery, but the services sector and construction remain weak.

On October 15, Fitch downgraded Chile’s long-term foreign currency rating from A to A- in response primarily to a marked deterioration in fiscal accounts.

Peru

i)     Government measures to counteract negative effects of the pandemic -

In response to the major sanitary and economic shock from COVID-19, the Ministry of Finance, the Central Bank and Congress announced and implemented an ample package of measures to mitigate and stimulate the economy for the equivalent of around 20.0 percent of GDP. The ability to implement measures of this magnitude stems from prudent macroeconomic policies that have been implemented for decades.

The measures enacted include grace periods and rescheduling of credits to individuals and legal entities, tax relief, public spending, access to private savings (pension fund accounts and severance indemnity deposits), and government-backed liquidity programs.

In particular, the government supported the business sector through two government-backed programs:

- “Reactiva Perú” is a liquidity program, created by the National Government through Legislative Decree N°1455, and modified by Legislative Decree N°1457 and Supreme Decree N°124-2020-EF, it aims to give a quick and effective response to the liquidity needs that companies have to face due to the impact of COVID-19. The program seeks to ensure continuity in the credit chain, granting guarantees to micro, small, medium and large companies so that they can access working capital loans, and thus can meet their short-term obligations with its workers and suppliers of goods and services. This program initially had resources of S/30 billion and later, through Legislative Decree N°1485, the amount was increased by an additional S/30 billion reaching the amount of S/60 billion equivalents to 8.0 percent of GDP.

The amount of the credit in soles disbursed and the individual guarantee depended on the sales volume of each company. The maximum amount of guaranteed credits to be granted responded to the three months of average monthly sales in 2019, according to the Tax Administration of Peru (SUNAT, by its acronym in Spanish). Likewise, in the case of credits intended for microenterprises, an alternative to the sales level, the amount equivalent to two months average debt of the year 2019 can also be used, up to a maximum of S/40.0 thousand. The level of guarantee coverage of the Peruvian Government for these loans is 98.0 percent for loans disbursed up to S/90.0 thousand and varies between 95.0 percent and 80.0 percent for loans greater than S/90.0 thousand and up to S/10.0 million.

The loans disbursed from “Reactiva Perú” program have maximum terms of up to thirty-six months, with a grace period of up to twelve months. Likewise, financial entities undertake to offer these credits at record low rates, since the Central Reserve Bank of Peru (BCRP, by its initials in Spanish) granted said funds through repurchase credit agreement with the Guarantee of the National Government represented in securities, which may be assigned through auctions or direct operations, they remunerate an effective annual rate of 0.5 percent and include a grace period of twelve months without payment of interest or principal.

By end December 2020 the liquidated repurchase agreement operations with state guarantee from the Central Bank stood at S/50,729 million.

- The Enterprise Support Fund (FAE, by its acronym in Spanish) program enables banks and microfinance entities to provide Small and Micro businesses loans for up to S/4.0 billion with government guarantee coverage levels between 90.0 percent and 98.0 percent. This amount represents about 9.0 percent of the loan portfolio for SMEs (Pymes, by its Spanish initials) systemwide. Other Funds which have also been created are FAE funds for Agriculture and Tourism for S/2.0 billion and S/1.5 billion, respectively. These funds follow similar structures to the original FAE but are focused on specific sectors.

Finally, the Central Bank lowered its reference rate in 200 basis points reaching 0.25 percent, a historic minimum, and has provided liquidity for six and twelve months through credit agreements since the beginning of March. BCRP has also implemented measures to mitigate exchange rate volatility. Additionally, the Superintendency of Banking, Insurance and AFP (SBS) authorized credit extensions for up to six months with no effect on clients’ credit ratings.

ii)   Effects of the pandemic on the economy -

Economic activity has continued to show signs of recovery, at a better rate than initially expected, after registering a 29.8 percent drop in GDP in the second quarter, at the end of 2020 the GDP contracted 11.1 percent. This recovery was supported by a more favorable external environment, mainly due to the appreciation of the price of copper, and an environment where available local economic indicators also accompanied the recovery.

The Government made international issues at historically low rates for a total of US$7,000.0 million in the year, to finance the significant fiscal deficit incurred during 2020.

However, in December 2020, the risk rating agency Fitch revised the outlook for Peru’s long-term credit rating in foreign currency from Stable to Negative, but maintained the rating at BBB+.

The notes to the consolidated financial statements that show some impact due to COVID 19 are as follows: Note 5, Note 6, Note 7, Note 9, Note 12, Note 14, Note 16, Note 22, Note 23, Note 24, Note 26, Note 29 and Note 34.

The consolidated financial statements reasonable reflect the best available information at the time of preparation, including the uncertainty and the impact on significant assumptions and estimations, that are disclosed in the main notes to the consolidated financial statements. Those accounting estimates, in the opinion of Management, are reasonable in the circumstances.